Filed pursuant to Rule 497(a)

Registration No. 333-223482

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Ares Capital Corporation (“Ares Capital”)

***NOT FOR DISTRIBUTION INTO CANADA, EUROPE or UK***

Security Type: Convertible Senior Notes

Securities Offered: 350,000 cvt notes (52,500 cvt  notes overallotment option)

Call features:  Non-call life

Put features: None

Maturity: 5 years (March 1, 2024)

Active Bookrunners: JPMorgan & Bank of America Merrill Lynch & RBC

Stabilization: JPMorgan

Coupon Price Talk:    4.125 — 4.625%

Conversion Premium talk:  15.0 — 20.0%

Offer Price:  $1,000 / par

Expected Pricing Date: Tuesday March 5th (post-close)

Type: Registered

Dividend protection: Yes, above $0.42 / quarter

Takeover protection: Yes

Use of proceeds: Net proceeds from offering is to repay certain outstanding indebtedness under the Company’s  debt facilities

Investor call: Tuesday March 5 @ 11:00am

Dial-in#: 866-478-8588 Int’l 850-432-4741 passcode 37185

www.netroadshow.com

Netroadshow: ARCC2019

No EEA sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated March 5, 2019, together with an accompanying prospectus dated September 4, 2018, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by calling 1-866-803-9204 or by email at prospectus-eq_fi@jpmchase.com, BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, email: dg.prospectus_requests@baml.com, or RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, phone: 877-822-4089, email: equityprospectus@rbccm.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.